UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

(Exact name of registrant as specified in charter)

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Address of principal executive offices)

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-833-0018

Date of fiscal year end: February 28, 2026

Date of reporting period: August 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SEMI-ANNUAL REPORT
AUGUST 31, 2025

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 28, 2025
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2025.
The total return based on net asset value (“NAV”) per share of the Fund increased by 27.9% and the total return based on closing market price of the Fund (on the New York Stock Exchange) increased by 37.8% for the six months ended August 31, 2025. The closing market price of the Fund on August 31, 2025 was $10.71, representing a discount of 9.9% to the NAV of $11.89. The net assets of the Fund totaled $337,005,326 on August 31, 2025.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 23.8% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2025, the Fund outperformed the Benchmark by 4.1% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, increased by 17.6% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 17.9% in U.S. dollar terms for the six months ended August 31, 2025. The Japanese yen (“Yen”) appreciated by 2.5% against the U.S. dollar during the six months ended August 31, 2025.
For the quarter ended August 31, 2025, the Benchmark increased by 11.0%, the TOPIX increased by 7.7%, and the Nikkei increased by 10.4% in U.S. dollar terms. The total return based on NAV of the Fund increased by 13.7% and outperformed the Benchmark by 2.7%. The total return based on closing market price of the Fund increased by 15.8% and the Yen depreciated by 1.9% against the U.S. dollar during the quarter ended August 31, 2025.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund’s Investment Adviser performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund seeks to focus on companies that are leaders in certain niche markets, with large or expanding market shares, and that offer idiosyncratic business growth prospects.
Performance
In terms of sector allocation during the six months ended August 31, 2025, an underweight position in the Foods sector and an overweight position in the Rubber Products sector generated the largest contributions to the Fund’s performance, although sector returns were eroded somewhat by an overweight position in the Chemicals sector and an underweight position in the Nonferrous Metals sector.
At the stock selection level, large contributors to performance included Tryt Inc. in the Services sector, Nippon Avionics Co., Ltd. in the Electric Appliances sector, and Mitsui Kinzoku Co., Ltd. in the Nonferrous Metals sector. Conversely, large detractors from performance included Tsumura & Co. in the Pharmaceutical sector, Miura Co., Ltd. in the Machinery sector, and Yondenko Corporation in the Construction sector.

1

Market Review
The Benchmark increased by 20.69% and outperformed relative to the TOPIX, which appreciated by 16.20% in local currency terms over the six-month review period ended August 31, 2025 on a total return basis. Over the six-month review period, Japanese equities tended to move in line with news on trade policy and geopolitics. Initial weakness on U.S. auto tariffs gave way to stabilization as a draft U.S.–UK deal was agreed upon, while signs of progress with China and the EU also helped to alleviate fears of a trade-war. Sentiment improved after Japan settled a 15% tariff deal across industries, with some exceptions to be addressed under the U.S. Trade Expansion Act, while domestic political risk proved manageable. As trade uncertainty receded, U.S. labor data reinforced expectations of rate cuts from the Federal Reserve, helping to sustain a risk-on mood.
The TOPIX fell sharply in late March, losing nearly 5% in the last two sessions and ending the month up only 0.22%. After trading in a narrow range while investors eyed U.S. tariff developments, stocks rose about 5% when the Trump administration postponed implementing its planned 25% tariffs on Canada and Mexico. That optimism vanished when President Trump later imposed a 25% tariff on all cars and parts imported into the U.S., effective April 2, 2025. Investors realized the administration was unlikely to yield, and weakening consumer confidence raised fears of a U.S. slowdown or stagflation.
The TOPIX rose 0.33% in April. Though modest, few expected gains at the month’s start. A late-March announcement of 25% tariffs on cars and auto parts jolted markets, and the shock deepened after President Trump unveiled a menu of “reciprocal tariffs” on April 2, applying to all countries. Nations with large US trade surpluses faced steep 20–40% rates, while others paid at least 10%; tariffs on China were raised to 145%. Together, these steps would raise effective tariffs on all US imports to about 25%, a level last seen in the early 20th century, threatening US-led postwar free-trade frameworks.
Global equities extended their mid-April rally, returning to pre–“Liberation Day” tariff levels. The TOPIX rose 5.10% in May. A U.S.–U.K. draft trade deal signed in early May, the first since the Trump administration declared a sweeping overhaul of free trade, kept 10% tariffs but raised hopes for negotiations with other countries. Reports of progress with China and the EU reduced trade war risks. Japan’s economic policy minister led talks with the US before the June G7, while the Trump administration approved Nippon Steel’s investment in U.S. Steel. Despite the progress, uncertainty persists.
The TOPIX traded in a narrow range for most of June, but a late rally lifted it 1.96%. Stalled U.S. trade talks and rising geopolitical tensions capped the gains. Hopes tied to a G7 meeting between Prime Minister Ishiba and President Trump faded when Trump cut his visit short, and the summit ended without a joint communiqué. Despite seven U.S. trips by lead negotiator Ryosei Akazawa, no agreement was reached. Israel’s escalation of its simmering conflict with Iran and surprise U.S. strikes on Iran’s nuclear sites heightened geopolitical risks. Oil prices spiked on fears of disruption to the Strait of Hormuz shipping channel. Currency markets were nervous, yet equities proved resilient, with net inflows for 13 straight weeks.
The TOPIX posted a 3.17% gain in July, briefly hitting a record. Trading was range-bound in early July amid stalled U.S.–Japan talks, and a threat to lift reciprocal tariffs from 24% to 25% effective August 1, as well as uncertainty over the July 20 House of Councillors (upper house) election, with fears of a hung parliament and a dual bond–currency selloff. Outcomes proved better than feared: talks ended with Japan settling for 15% tariffs across industries, including autos, with exceptions such as semiconductors and pharmaceuticals to be handled under the U.S. Trade Expansion Act. Although higher than WTO-era levels, the tariff deal was seen as a success and sparked a broad rally. The ruling coalition avoided a meltdown, remaining just short of a simple majority; the prime minister stayed in office, and fears of undisciplined fiscal spending receded.

2

The TOPIX extended its recent gains with a strong 4.52% rally in August, cementing its position in record-high territory. Matters of significant uncertainty are now behind us, especially regarding negotiations over U.S. trade tariffs and the House of Councillors election results. In the end, both outcomes turned out better than feared. Investor optimism therefore seems to have returned. Meanwhile, U.S. labor statistics released at the beginning of August showed weaker-than-expected job growth in July, along with significant downward revisions to the May and June figures. Soft U.S. labor market data fueled investor optimism for an early or even imminent interest rate cut by the Federal Reserve, further encouraging risk-on sentiment.
Outlook and Future Strategy
The agreed settlement on “reciprocal” tariffs between Japan and the U.S. has resulted in less disruption than initially feared, helping to alleviate the immediate concerns for Japan’s export-oriented industries. While global trade policy uncertainty remains a recurring theme, the reduction in tariff rates from 25% to 15% for Japan has offered some reassurance to the markets that Japan will not face a disproportionate tariff burden relative to other U.S. trading partners.
In domestic data, the latest Consumer Price Index release showed persistent inflation, reinforcing expectations of a mild and sustained inflation scenario in Japan. Although recent price increases have largely been driven by cost-push factors, we anticipate that as cost pressures ease, rising wages and eventual increases in real incomes will support a virtuous cycle, ultimately leading the Bank of Japan toward monetary policy normalization.
Earnings results released for the April–June quarter indicate that many Japanese companies have already incorporated conservative assumptions regarding the impact of tariffs, appreciation of the Yen, and softening global demand. This management prudence is likely to reduce the risk of negative surprises and also leaves potential upside scope for earnings surprises over the coming quarters if external conditions stabilize.
From a valuation perspective, Japanese equities remain attractively positioned. Despite recent new highs in both the TOPIX and Nikkei 225 indices over the past month, the TOPIX is trading at a forward price-to-earnings (“P/E”) ratio of approximately 15 based on 12-month consensus earnings per share estimates (data as of September 30, 2025). This level remains within the historically reasonable range. Relative undervaluation, combined with ongoing corporate governance reforms that extend beyond improving returns on equity, suggests upside potential for Japanese equities.
In August, small-cap stocks (as measured by the Benchmark) outperformed the TOPIX by a small margin. Quarterly earnings results were broadly solid. Although earnings revisions were more favorable for large-cap companies, investor attention increasingly shifted toward small caps, likely due to their relative valuation discounts. With initiatives to improve capital efficiency now firmly embedded, the connection between earnings growth and stronger shareholder returns has become more apparent. This trend continues to be reinforced by the presence of activist investors. Many small-cap companies still have substantial room to enhance shareholder returns, making the segment an appealing investment universe.
Year to date, small-cap stocks have outperformed the TOPIX by more than four percentage points, and we believe further outperformance is likely. According to the latest forecasts, small-cap companies are expected to achieve ordinary profit growth of 5.0% in fiscal year 2025 (ending March 2026), in stark contrast to the anticipated earnings contraction among large-cap names. Valuations also remain attractive, as the Russell/ Nomura Small Cap Index trades at a P/E ratio of approximately 14 based on 12-month forward earnings, maintaining a discount relative to large caps. Technical conditions in the market also remain favorable, as rates of foreign and institutional ownership of small-cap stocks are well below pre-Abenomics levels. Consequently, even modest capital inflows can generate meaningful upside in this segment.

3

Within our portfolio, we have maintained a value-oriented stance while selectively increasing our allocation to domestic demand-focused growth stocks. This strategy has so far proven effective, allowing us to keep pace with the ongoing market rotation without compromising downside protection. We continue to favor domestic demand driven companies in the consumer and service industries. We are also selectively investing in digital platform providers and other structurally advantaged names.
Governance reform among small-cap companies is also gaining momentum. Stricter listing-maintenance requirements for the Tokyo Stock Exchange Growth market—including a new 10 billion minimum market-cap rule—and the forthcoming TOPIX re-selection slated for October 2026 are encouraging management teams to enhance capital efficiency. This has led to more robust dividend policies, increased share buybacks, and even management buyout discussions in some cases. We intend to reinforce this trend through active engagement with issuers that possess strong balance sheets and underutilized cash reserves.
We will continue to maintain a balanced, value-oriented approach, prioritizing companies with robust balance sheets, clear catalysts for enhanced shareholder returns, and measurable progress in governance. Our bottom-up research will focus on businesses that are less vulnerable to tariff policy changes, those capable of sustaining high earnings visibility amid macroeconomic uncertainty, and under-researched companies where internal reforms are beginning to translate into tangible performance improvements. This positions the portfolio to benefit from both the cyclical tailwinds and structural re-rating opportunities.
The Fund appreciates your continuing support.
Sincerely,

Yusuke Andoh
President

4

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF AUGUST 31, 2025(a)

	6 Months	1 Year	5 Year	10 Year
Net Asset Value(b)	27.9%	26.3%	8.7%	8.4%
Market Price	37.8%	41.3%	10.2%	9.0%
Russell/Nomura Small Cap™ Index	23.8%	22.1%	7.6%	7.2%

(a)	Returns of less than one year are not annualized.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of August 31, 2025)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

5

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged. An index cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.
Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

6

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof.
Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2024, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/
funds/closed-end-funds/jof.

7

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS — AUGUST 31, 2025 (Unaudited)
KEY STATISTICS

Net Assets	$337,005,326
Net Asset Value per Share	$11.89
Market Price	$10.71
Total Return based on Net Asset Value per Share(a)	27.9%
Total Return based on Market Price(a)	37.8%

MARKET INDICES

Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	21.3%	23.8%
Tokyo Price Index	15.1%	17.6%
Nikkei Stock Average Index	15.4%	17.9%

(a)	From March 1, 2025 through August 31, 2025.
INDUSTRY DIVERSIFICATION

% of Net Assets
Wholesale Trade	13.7
Chemicals	11.9
Information and Communication	9.8
Banks	6.8
Retail Trade	6.3
Transportation Equipment	5.8
Machinery	5.8
Other Products	4.6
Construction	4.4
Services	4.4
Electric Appliances	4.2

% of Net Assets
Glass and Ceramics Products	3.2
Utilities	3.1
Metal Products	3.0
Financing Business	2.6
Textiles and Apparel	2.5
Food	2.4
Land Transportation	1.2
Pharmaceutical	1.2
Real Estate	0.8
Iron and Steel	0.3

TEN LARGEST HOLDINGS

Security	% of Net Assets
Sakata INX Corporation	6.4
Daishi Hokuetsu Financial Group, Inc.	3.5
Shikoku Electric Power Co., Inc.	3.1
RYODEN Corporation	2.5
Yondenko Corporation	2.4
Nippon Seiki Co., Ltd.	2.2
Future Corporation	2.1
BuySell Technologies Co., Ltd.	2.1
The Musashino Bank, Ltd.	2.0
Mizuho Leasing Co., Ltd.	1.9

8

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2025
(Unaudited)

	Shares	Fair Value
JAPANESE EQUITY SECURITIES
Banks — 6.8%
Daishi Hokuetsu Financial Group, Inc.	429,000	$11,622,218
North Pacific Bank, Ltd.	233,000	1,110,203
The 77 Bank Ltd.	26,200	1,018,146
The Keiyo Bank, Ltd.	270,600	2,232,436
The Musashino Bank, Ltd.	259,300	6,821,826
		22,804,829
Chemicals — 11.9%
ADEKA Corporation	105,000	2,362,160
Daicel Corporation	360,000	3,351,031
Nihon Tokushu Toryo Co., Ltd.	127,200	1,861,548
Nippon Soda Co., Ltd.	72,000	1,727,588
Osaka Soda Co., Ltd.	145,500	1,884,736
Riken Technos Corporation	251,400	2,015,855
Sakai Chemical Industry Co., Ltd.	204,300	4,113,535
Sakata INX Corporation	1,398,000	21,525,260
Soken Chemical & Engineering Co., Ltd.	99,500	1,143,935
		39,985,648
Construction — 4.4%
Dai-Dan Co., Ltd.	26,200	1,032,591
MIRAIT ONE Corporation	91,600	1,774,824
Taikisha Ltd.	188,600	3,746,068
Yondenko Corporation	879,400	8,242,692
		14,796,175
Electric Appliances — 4.2%
AOI Electronics Co., Ltd.	26,700	418,920
Daihen Corporation	60,000	3,210,129
Horiba, Ltd.	19,400	1,465,795
Idec Corporation	139,400	2,320,961
Meiko Electronics Co., Ltd.	30,700	2,047,920
Nippon Avionics Co., Ltd.	12,400	374,760
Nisshinbo Holdings, Inc.	201,800	1,596,158
Ulvac, Inc.	44,600	1,830,935
Wacom Co., Ltd.	160,000	796,134
		14,061,712

See notes to financial statements

9

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2025
(Unaudited)

	Shares	Fair Value
Financing Business — 2.6%
Credit Saison Co., Ltd.	91,300	$2,347,909
Mizuho Leasing Co., Ltd.	747,300	6,506,002
		8,853,911
Food — 2.4%
Morinaga & Co., Ltd.	99,400	1,807,888
Nichirei Corporation	129,600	1,497,047
Nippn Corporation.	77,200	1,192,866
S Foods, Inc.	92,800	1,706,166
Yoshimura Food Holdings KK(a)	285,600	1,743,811
		7,947,778
Glass and Ceramics Products — 3.2%
Asia Pile Holdings Corporation	579,000	4,898,897
Nichiha Corporation	74,900	1,483,623
Noritake Co., Ltd.	46,400	1,427,595
Sumitomo Osaka Cement Co., Ltd.	112,400	3,018,297
		10,828,412
Information and Communication — 9.8%
Cover Corporation(a)	116,000	1,677,108
DAIKO XTECH Ltd.	324,900	2,381,848
Future Corporation	459,300	7,153,212
GMO internet group, Inc.	224,500	6,043,819
JBCC Holdings, Inc.	108,600	1,016,439
Plus Alpha Consulting Co., Ltd.	296,500	4,956,804
Systena Corporation.	863,000	2,919,549
Tsuzuki Denki Co., Ltd.	109,600	2,383,582
Vision, Inc.	532,800	4,544,268
		33,076,629
Iron and Steel — 0.3%
Nichia Steel Works, Ltd.	379,800	979,812
		979,812

See notes to financial statements

10

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2025
(Unaudited)

	Shares	Fair Value
Land Transportation — 1.2%
Hamakyorex Co., Ltd.	192,200	$1,971,584
Maruzen Showa Unyu Co., Ltd.	41,300	2,049,398
		4,020,982
Machinery — 5.8%
Miura Co., Ltd.	246,600	4,768,842
Organo Corporation	10,000	767,137
Sansei Technologies, Inc.	377,400	5,518,040
THK Co., Ltd.	175,500	4,789,187
TPR Co., Ltd.	222,900	3,600,447
		19,443,653
Metal Products — 3.0%
Maruzen Co., Ltd.	80,400	1,926,404
Mitsui Mining & Smelting Co., Ltd.	50,000	3,582,125
SWCC Corporation	83,100	4,660,976
		10,169,505
Other Products — 4.6%
Komatsu Wall Industry Co., Ltd.	295,600	5,261,684
Kosaido Holdings Co., Ltd.	390,600	1,177,835
Nishikawa Rubber Co., Ltd.	232,300	4,973,001
The Pack Corporation.	528,300	4,250,566
		15,663,086
Pharmaceutical — 1.2%
Tsumura & Co	164,200	3,957,744
		3,957,744
Real Estate — 0.8%
JINUSHI Co., Ltd.	121,000	2,545,028
Kasumigaseki Capital Co., Ltd.	4,000	252,127
		2,797,155

See notes to financial statements

11

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2025
(Unaudited)

	Shares	Fair Value
Retail Trade — 6.3%
ASKUL Corporation	335,800	$3,462,916
Create SD Holdings Co., Ltd.	40,700	953,019
Geo Holdings Corporation	299,200	3,380,791
JM Holdings Co., Ltd.	283,700	5,517,193
Komehyo Holdings Co., Ltd.	74,100	1,494,004
Life Corporation	233,800	3,916,560
Qol Holdings Co., Ltd.	174,300	2,427,458
		21,151,941
Services — 4.4%
Charm Care Corporation KK	167,800	1,208,443
Kyoritsu Maintenance Co., Ltd.	165,200	3,771,566
M&A Research Institute Holdings, Inc.(a)	224,400	2,092,628
Relo Group, Inc.	186,500	2,215,251
Step Co., Ltd.	200,600	3,192,450
Tokyotokeiba Co., Ltd.	62,200	2,248,193
		14,728,531
Textiles and Apparel — 2.5%
Goldwin, Inc.	50,000	2,472,602
Sanyo Shokai, Ltd.	212,700	4,546,171
World Co., Ltd.	76,700	1,581,928
		8,600,701
Transportation Equipment — 5.8%
HI-LEX Corporation	47,000	913,702
Kyokuto Kaihatsu Kogyo Co., Ltd.	232,900	4,369,154
Morita Holdings Corporation	344,000	5,181,894
Nichirin Co., Ltd.	76,900	1,952,467
Nippon Seiki Co., Ltd.	599,300	7,277,593
		19,694,810
Utilities — 3.1%
Shikoku Electric Power Co., Inc.	1,109,700	10,480,626
		10,480,626

See notes to financial statements

12

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2025
(Unaudited)

	Shares	Fair Value
Wholesale Trade — 13.7%
BuySell Technologies Co., Ltd.	292,500	$6,968,552
Central Automotive Products, Ltd.	337,100	4,306,968
Daiwabo Holdings Co., Ltd.	150,000	3,209,108
Kanaden Corporation	458,100	6,096,151
Macnica Holdings, Inc.	340,400	4,701,325
Restar Corporation	228,200	4,060,410
RYODEN Corporation	399,200	8,369,314
Sangetsu Corporation	287,100	6,019,114
Tachibana Eletech Co., Ltd.	122,800	2,437,443
		46,168,385
TOTAL INVESTMENTS — 98.0% (cost $264,397,896)		$330,212,025
TOTAL FOREIGN CURRENCY — 2.1% (cost $7,104,570)(b)		$7,115,420
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 100.1% (cost $271,502,466)		$337,327,445
TOTAL OTHER ASSETS AND LIABILITTIES — (0.1%)		$(322,119)
TOTAL NET ASSETS — 100.0%		$337,005,326

(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.
See notes to financial statements

13

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2025
(Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost — $264,397,896)	$330,212,025
Foreign currency, at fair value (cost — $7,104,570)	7,115,420
Receivable for investments sold	3,445,870
Receivable for dividends	1,105,523
Cash	1,098,095
Prepaid expenses	92,685
Total Assets	343,069,618
LIABILITIES:
Payable for investments purchased.	5,424,561
Accrued management fee	243,084
Accrued directors’ fees and expenses	108,000
Other accrued expenses	288,647
Total Liabilities.	6,064,292
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable gain	48,116,720
Net Assets	$337,005,326
Net asset value per share	$11.89

See notes to financial statements

14

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2025
(Unaudited)

INCOME:
Dividend income (net of $529,896 withholding taxes)	$4,769,067
Interest income	23,528
Total Income	$4,792,595
EXPENSES:
Management fee	1,323,113
Discount Management Consulting fee(1)	917,401
Legal fees	264,746
Directors’ fees and expenses	219,166
Other expenses	342,193
Total Expenses	3,066,619
INVESTMENT INCOME — NET	1,725,976
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	18,946,138
Net realized gain on foreign currency transactions	133,301
Net realized gain on investments and foreign currency transactions	19,079,439
Net change in unrealized appreciation on investments	43,424,679
Net change in unrealized appreciation on foreign currency transactions and translation	9,840,888
Net realized and unrealized gain on investments and foreign currency transactions and translation	72,345,006
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 74,070,982

(1)	See Note 6.
See notes to financial statements

15

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2025 (Unaudited)	For the Year Ended February 28, 2025
FROM OPERATIONS:
Net investment income	$1,725,976	$4,600,489
Net realized gain on investments	18,946,138	14,052,962
Net realized gain (loss) on foreign currency transactions	133,301	(416,826)
Net change in unrealized appreciation (depreciation) on investments	43,424,679	(23,595,526)
Net change in unrealized appreciation on foreign currency transactions and translation	9,840,888	12,971,337
Net increase in net assets resulting from operations	74,070,982	7,612,436
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(5,026,433)	(8,834,508)
Decrease in net assets derived from distributions to shareholders	(5,026,433)	(8,834,508)
NET ASSETS:
Beginning of period	267,960,777	269,182,849
End of period	$337,005,326	$267,960,777

See notes to financial statements

16

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2025. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2025. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

17

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition —“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2025 and the semi- annual period ended August 31, 2025, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Operating Segments — The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. Yusuke Andoh, the Fund’s President and Principal Executive Officer (effective April 11, 2025, previously Yuichi Nomoto), acts as the Fund’s chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with a single investment objective which is executed by the Fund’s investment manager. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s schedule of investments, statement of changes in net assets and financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

18

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
(e) New Accounting Pronouncements — In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by; federal, state, foreign, and jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. Management is currently assessing the impact this standard will have on our financial statements as well as the method by which we will adopt the new standard. Management does not expect the guidance to have a material impact to the Portfolio.
(f) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(g) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(h) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is

19

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(i) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund’s average weekly net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $1,323,113 for the six months ended August 31, 2025. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $593,668 from the Manager, not the Fund, for the six months ended August 31, 2025. At August 31, 2025, the management fee payable to the Manager by the Fund was $243,084.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2025. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,300 per in-person or virtually held meeting attended, $2,200 per telephonic special meeting attended, and Director expenses related to attendance at meetings. The Chairperson of the Board, presently Marcia L. MacHarg, is paid an additional annual fee of $10,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $5,000. The Chairman of the Nominating Committee, presently Arthur B. Laby, is paid an additional annual fee of $2,500. The Chairman of the Governance and Compliance Committee, presently Paige P. Ouimet, is paid an additional annual fee of $2,500. Such fees and expenses for unaffiliated Directors aggregated $219,166 for the six months ended August 31, 2025.

20

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2025 were $68,633,632 and $76,003,657, respectively.
4.	Federal Income Tax
As of February 28, 2025, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $4,646,966, of which $42,916,259 related to appreciated securities and $38,269,293 related to depreciated securities. The cost of investments, exclusive of foreign currency of $2,023,175 at February 28, 2025 for federal income tax purposes was $260,702,315.
At February 28, 2025, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $4,666,518, undistributed ordinary income of $3,080,066, and a capital loss carryforward of $28,674,413. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 28, 2025, for federal tax purposes, the Fund has a long-term capital loss carryforward of $28,674,413 available to offset future capital gains. During the year ended February 28, 2025, the Fund utilized $9,967,207 of capital loss carryforwards.
The Fund paid an ordinary income distribution of $8,834,508, which represents $0.3118 per share, to shareholders of record as of December 19, 2024. The distribution was paid on December 27, 2024.
The Fund paid an ordinary income distribution of $7,522,649, which represents $0.2655 per share, to shareholders of record as of December 19, 2023. The distribution was paid on December 27, 2023.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

21

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2025, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2025, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Discount Management Consulting Fee
During the fiscal period, the Board engaged an unaffiliated financial adviser, UBS Securities LLC, to advise on potential corporate actions. The professional fees associated with this limited-duration engagement are being borne by the Fund, a portion of which were paid during the fiscal period and the remainder of which will be paid through August 2026. These fees resulted in an increase in the Fund’s expense ratio during the period and are expected to result in an increase through fiscal year ending February 2027, after which the expense ratio is expected to return to prior historic levels.
7.	Level Distribution Plan
On June 6, 2025, the Fund announced that its Board approved a Level Distribution Plan (the “LDP”) under which the Fund will pay monthly distributions at an annualized rate of 10% of the Fund’s Net Asset Value (“NAV”) as of May 31, 2025. The LDP is intended to provide shareholders with a constant, though not guaranteed, fixed rate of distribution each month. In approving the LDP, the Board considered, among other factors, the potential impact of the LDP as a tool to narrow the discount to NAV at which the Fund’s shares have historically traded, the Fund’s ability to sustain the LDP, and the possibility that making regular distributions could enhance liquidity for common shareholders and potentially attract new investors. The Fund cannot predict what effect, if any, the LDP will have on the market price of its shares, or whether such market price will trade at a narrower or wider discount to NAV compared to levels prior to the LDP’s adoption. The Board may terminate or modify the parameters of the LDP at any time without prior notice to the Fund’s shareholders if circumstances warrant. The amendment or termination of the LDP could have an adverse effect on the market price of the Fund’s shares.
8.	Conditional Tender Offer
On June 6, 2025, the Board announced the adoption of a policy pursuant to which the Fund intends to conduct a conditional tender offer (“CTO”) for 10% of its outstanding shares, provided that the Fund’s shares trade at an average daily market price discount of 9% or greater to NAV during the nine-month measurement period beginning on July 1, 2025 and

22

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued) (Unaudited)
ending on March 31, 2026 (and for each one-year performance period thereafter) (the “Performance Policy”). The offer size, price at which shares are to be tendered, and other terms and conditions of such CTO would be determined by the Board in its discretion based on its review and consideration of market conditions at that time and any other factors it deems relevant. The Board would proceed with the CTO pursuant to the Performance Policy only to the extent it would be consistent with the best interests of the Fund and its stockholders under then-current circumstances. The Board may terminate or modify the parameters of the CTO at any time without prior notice to the Fund’s shareholders if circumstances warrant. The amendment or termination of the CTO could have an adverse effect on the market price of the Fund’s shares.
9.	Subsequent Events
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statements disclosure.

23

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:

	For the Six Months Ended August 31, 2025 (Unaudited)	For the Year Ended
		February 28	February 29	February 28
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$9.46	$9.50	$8.12	$8.99	$10.23	$8.85
Investment Operations:
Net investment income(1)	0.06	0.16	0.11	0.10	0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.55	0.11	1.54	(0.92)	(0.74)	1.63
Total from investment operations	2.61	0.27	1.65	(0.82)	(0.63)	1.73
Less Distributions:
Distributions from ordinary income	(0.18)	(0.31)	(0.27)	(0.05)	(0.21)	(0.13)
Distributions from capital gains	—	—	—	—	(0.40)	(0.22)
Total from distributions	(0.18)	(0.31)	(0.27)	(0.05)	(0.61)	(0.35)
Net asset value, end of period	$11.89	$9.46	$9.50	$8.12	$8.99	$10.23
Market price, end of period	$10.71	$7.91	$7.82	$6.77	$7.63	$8.99
Total investment return(2)	37.8%	5.3%	19.6%	(10.6%)	(8.6%)	16.3%
Ratio/Supplemental Data:
Net assets, end of period (000)	$337,005	$267,961	$269,183	$229,951	$254,647	$289,762
Ratio of expenses to average net assets	2.03%(3)(4)	1.30%	1.28%	1.47%	1.20%	1.23%
Ratio of net income to average net assets	1.15%(3)	1.69%	1.25%	1.29%	1.07%	0.99%
Portfolio turnover rate.	23%	46%	53%	46%	27%	38%

(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

(3)	Annualized.
(4)	Includes Discount Management Consulting fee (“DMC”). See Note 6. Excluding DMC fee the ratio would be 1.43%.
See notes to financial statements

24

BOARD OF DIRECTORS
David B. Chemidlin
Arthur B. Laby
Marcia L. MacHarg
Yusuke Andoh from April 2025
Yuichi Nomoto to April 2025
Paige P. Ouimet
OFFICERS
Yusuke Andoh, President from April 2025
Yuichi Nomoto, President to April 2025
Shinichi Masuda, Vice President
Michael A. Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Thomas Perugini, Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Item 2.	Code of Ethics.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 6.	Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2025 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	Not applicable. This item is only required in an annual report on Form N-CSR.

(2)	Not applicable. This item is only required in an annual report on Form N-CSR.
(3)	Not applicable. This item is only required in an annual report on Form N-CSR.
(4)	Not applicable. This item is only required in an annual report on Form N-CSR.
(b)	There has been no change to any of the Registrant's Portfolio Managers since last reported in the Registrant's annual report as of February 28, 2025 on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3)under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)
(1)	Not applicable. This item is only required in an annual report on Form N-CSR.
(2)	Not applicable. This item is only required in an annual report on Form N-CSR.

(3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.
(b)	Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)) , Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a- 14(b) or 240.15d-14(b)) , and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date:	October 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date:	October 30, 2025

By:	/s/ Thomas Perugini
Thomas Perugini
Principal Financial Officer

Date:	October 30, 2025